Supplement Dated December 10, 1998
                               To Prospectus Dated
                                  April 1, 1998

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"The  greatness of a nation and its moral  progress can be judged by the way its animals are treated. I hold that, the more helpless a creature, the more entitled it is to protection by man from the cruelty of man."

                                                                  Mahatma Gandhi

As of September 14, 1998,Scudder Kemper Investments, Inc. ("Scudder"), the Sub-adviser to the Fund, resigned and was replaced by Delta Capital Management, Inc. ("Delta"). All references to Scudder in the Prospectus should be disregarded, and information concerning Delta, if appropriate, should be inserted in its place.. In addition, the Section of the Prospectus entitled "Historical Performance of the Sub-Advisor" is deleted in its entirety. Information concerning the new sub-adviser is presented below and labeled with the section of the Prospectus in which it should appear.

Further, as of November 1, 1998, the Fund has chosen a new Transfer Agent and Fund Accountant, Declaration Service Company ("DSC"). All references to the Fund's former transfer agent and fund accountant, FPS Services, should be disregarded, and information concerning DSC, where appropriate, inserted in its place. Information concerning Declaration Service Company, including information concerning how to purchase and redeem shares of the Fund, is presented below.

All information presented below is intended to replace those portions of the Prospectus relating to Scudder and FPS. Any portion of the prospectus not relating to those two entities, and not specifically addressed in this amendment, shall remain in full force and effect.

The Section of the Prospectus entitled "Investment Practices and Risk Factors" is amended as follows:

INVESTMENT PRACTICES AND RISK FACTORS

The Advisor and Subadvisor attempt to reduce the overall risks by investing in a diversified portfolio through the implementation of the above-described investment process. The Advisor has been engaged in the investment advisory business providing investment advice to individuals, corporations and offshore investment funds since 1994. The Subadvisor was established in 1992, and its principal, Mr. Francis L. Frankel, has been a member of the investment community for over thirty years. ("See, "Management of the Fund" for more detailed information concerning the Subadvisor).

                             MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR
Beacon Global Advisors, Inc., 4550 Montgomery Avenue, Suite 302 North, Bethesda, MD 20814, serves as the Fund's investment advisor and manager, and is an investment advisor registered as such under the Investment Advisers Act of 1940,as amended. As of December 31, 1997, the Advisor was investment management consultant to other mutual fund and individuals with respect to approximately $100 million in assets. The Advisor is a registered broker/dealer in the U.S. With a correspondent clearing agreement with Bear, Stearns & Co. in New York, one of the world's leading investment banking firms. The Advisor's international banking relationship is maintained with MeesPierson (CI) Limited. MeesPierson is a wholly owned subsidiary of MeesPierson N.V., which in turn is a wholly-owned subsidiary of Fortis Bank Nederland N.V., part of the international insurance, banking and investment group, Fortis, headquartered in London, England.

All other paragraphs of this sub-Section are unchanged.

THE SUBADVISOR
Delta Capital Management, Inc., 745 5th Avenue, 8th Floor New York, New York,10151 serves as the Fund's investment sub-advisor. The Subadvisor provides investment advice and manages investment portfolios for individuals, institutions, registered investment companies and pension and profit-sharing accounts. The Subadvisor provides the Fund and the Advisor with investment research, advice, information and recommendations concerning securities to be acquired, held or sold by the Fund and places orders to implement those recommendations that survive the Advisor's screening criteria.

For its services, the Advisor pays to the Subadvisor, an annual fee of 0.50% of the first $50 million of average daily net assets; 0.35% of average daily net assets from $50 million to$100 million; and 0.25% of average daily net assets over $100 million.

Mr. Francis L. Frankel is founder, Chairman and a controlling shareholder of the Subadvisor. The investment management team at the Subadvisor responsible for overseeing all investments is led by Mr. William F. Coughlin, CFA, who previously served as portfolio manager to the Fund when he was affiliated with the Fund's previous sub-advisers.

Before joining Delta in 1998 as Managing Director, Mr. Coughlin, 41, was Managing Director at Scudder Kemper Investments, Inc and at a predecessor firm, Dreman Value Advisors, Inc. from 1988 to 1998. He also served as portfolio manager and a member of the investment committee at each during the same period.


THE ADMINISTRATOR
Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428 ("DSC"), serves as the Administrator pursuant to an agreement with the Fund.
Under this agreement, DSC provides the Fund with administrative services including regulatory reporting, compliance filings, dissemination of certain information to the Fund's shareholders, and financial and management reporting. DSC also provides all necessary office space, equipment, personnel and facilities.

THE TRANSFER AGENT AND FUND ACCOUNTANT
As Transfer Agent, DSC maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. As Fund Accountant, DSC performs certain accounting and pricing services for the Fund, including the daily calculation of the Fund's net asset value per share.


                             HOW TO PURCHASE SHARES

PURCHASES BY MAIL
An account may be opened and shares of the Fund purchased by completing the Account Application Form (the "Application") accompanying this Prospectus and mailing it, together with a check or money order for the desired amount, payable to "THE CRUELTY FREE VALUE FUND" c/o Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428. The minimum amount for an initial purchase of shares is $250. The minimum amount for IRA and SEP accounts is also $250.

PURCHASES BY WIRE TRANSFER Shareholders may also pay for shares by instructing their commercial bank that is a member of the Federal Reserve System to wire Federal funds to the Transfer Agent. The bank must include the full name(s) in which the account is registered and the Fund account number, and should address its wire as follows:

UMB Bank KC NA
ABA #10-10-00695
For: Declaration Service Company, Inc. Account Number: 98-7037-071-9
FBO: "THE CRUELTY FREE VALUE FUND"

Account of (exact name(s) of account registration)
--------------------------------------------------

Shareholder Account #
---------------------

Before making an initial investment by wire transfer, an investor must first telephone the Transfer Agent at (800) 892-9626 or (610) 832-1075 to request an account number and furnish the Fund with the appropriate taxpayer identification number or Social Security number. In addition, a completed Application with signature(s) of account owner(s) must be promptly forwarded to: Declaration Service Company, Inc., 555 North Lane, Suite 6160, Conshohocken, PA 19428. The bank may impose a fee for investments by wire transfer. The Fund will not be responsible for the consequence of delays, including delays in the banking or Federal Reserve wire systems.